                         Dresdner RCM Global
                         Strategic Income Fund, Inc.
                         Annual Report

Directors and Officers

SIR ROBERT C. COTTON
DIRECTOR AND CHAIRMAN OF THE BOARD
SYDNEY, AUSTRALIA

LUKE D. KNECHT, C.F.A.
DIRECTOR AND PRESIDENT
SAN FRANCISCO, CA

JAMES J. FOLEY
DIRECTOR
BELMONT, MA

LEONARD T. HINDE
DIRECTOR
MOSMAN, NSW, AUSTRALIA

THE EARL OF LIMERICK
DIRECTOR
LONDON, ENGLAND

G. WILLIAM MILLER
DIRECTOR AND DEPUTY CHAIRMAN OF THE BOARD
WASHINGTON, DC

STEPHEN K. WEST
DIRECTOR
NEW YORK, NY

ROBERT J. GOLDSTEIN
SECRETARY
SAN FRANCISCO, CA

JENNIE W. KLEIN
TREASURER
SAN FRANCISCO, CA

INVESTMENT ADVISOR
DRESDNER RCM GLOBAL INVESTORS LLC
SAN FRANCISCO, CA

DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CA 94111
(800) 237-4218

                               October 31, 2000

2520-Q4-10/00

Dresdner RCM Global Strategic Income Fund, Inc.
Report to Shareholders

REPORT HIGHLIGHTS

- Income rises as a result of the restructuring

- Monthly Dividend raised to $0.06 per share

- Favorable tax treatment for substantially all dividends paid

- Total return on share price was 21.69% while discount to net asset value declined to 5.54%

- Shareholders approve proposal urging conversion to open-end format

Dear Shareholders,

        The Dresdner RCM Global Strategic Income Fund Inc. (the "Fund") recently completed fiscal year 2000, the year in which the Fund's mandate was changed from an Australian income fund to a global strategic income fund. We are pleased to report that shareholders were rewarded during the fiscal year with many positive benefits as a result of the mandate change. The per-share dividend rate was increased in stages, from $0.04 per share per month before the mandate change to its current level of $0.06 per share per month, or a 50% increase. The other major benefit of the mandate change was the Fund's ability to classify substantially all dividends paid during fiscal year 2000 a substantial portion of the current fiscal year's dividend as return of capital and therefore free from current federal and state income tax. We believe that these and other factors discussed below helped boost the Fund's share price from $6.188 at the beginning of the fiscal year to $6.688 per share as of this writing.

        As you know, the Fund's primary investment objective has always been, and continues to be, the delivery of high current income to its shareholders. It was this objective that the Board of Directors had in mind when recommending to shareholders that the Fund's mandate be changed to a global income fund. Since the mandate change was fully implemented some ten months ago, the Fund's income has increased significantly and the Board has been able to raise the monthly dividend rate commensurately. This was possible because of two key aspects of the new mandate. First and most importantly, the Fund was able to invest in a broader range of securities than was previously allowed. Specifically, the proceeds from the sales of Australian and New Zealand bonds were re-deployed to U.S. dollar denominated bond investments in high yield, emerging market and mortgage backed securities. Improved yields on the Fund's investments increased income by about $0.14 per share during the period.

        Second, during the period under the new mandate, the Fund was able to utilize leverage as a way to increase income by earning the difference between the cost of borrowed funds and the income generated by the acquired securities. The income from this activity was approximately $350,000 during the fiscal year, or about $0.03 per share. Taken together, the changes combined to produce an overall increase in income of approximately $0.17 per share over the prior fiscal year.

        Finally, the Board also considers the Fund's share price in relation to its net asset value as a further means to gauge the Fund's success. In the past year, the share price discount to net asset value declined from 19.43% to 5.54%. As you know, many factors beyond the control of the Board or the Fund's investment manager influence the share price. However, we believe the narrowing of the discount was in part due to the mandate change initiated by the Board. The total return for the Fund during its fiscal year was 2.05%, which consisted of a decline in the net asset value from $7.68 to $7.08 offset by income distributions of $0.755. The principal reason for the decline in the net asset value was the increase in corporate bond yields during the period and a further decline in the value of the Fund's remaining Australian dollar

Dresdner RCM Global Strategic Income Fund, Inc.
Report to Shareholders
investments. These securities were retained until the current fiscal year to maximize the tax advantages to shareholders that are realized upon their liquidation. A further discussion of the market environment follows in the manager's discussion and analysis.

        As you know, the Fund recently held its annual meeting at which two important events occurred. First, the incumbent slate of Directors supported by the Board was not re-elected for another term. Rather, the slate of Directors proposed by Mr. Phillip Goldstein was elected. Second, the non-binding shareholder proposal urging the Board to take the necessary steps to convert the Fund to an open-end Fund passed. The Fund's Board and investment advisor were opposed to this proposal primarily because if approved, the Fund would not be able to continue using the strategies which have been instrumental in raising the Fund's income generation. The proposal passed with 44.4% of the Fund's outstanding shares in favor of this action and 55.6% not voting in favor of this action either by voting against (21.9%) or not voting or abstaining (33.7%).

        Needless to say, this was a disappointing outcome for those who felt the restructuring had been successful in creating a stronger Fund with an improved income stream and stock price. However, the Board will actively consider the approved proposal, including exploring the best course of action for the Fund's future. In the coming months, the Board will explore all the relevant options and, when a final decision is reached by the Board, it will be communicated to shareholders as promptly as possible.

        Lastly, we wish to publicly extend our gratitude to the Fund's three long-time directors who were not re-elected. Mr. G. William Miller, Mr. Leonard
T. Hinde and The Earl of Limerick each have served shareholders as Directors of the Fund for over twelve years. We thank them for their many significant contributions over those years and wish them well. We would also like to take this opportunity to extend our welcome to the Fund's newly elected Directors, Phillip Goldstein, Glenn Goodstein and Andrew Dakos.

Sincerely,

/s/ Luke D. Knecht

Luke D. Knecht, C.F.A.
President

November 22, 2000

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio Management Discussion -- Annual Period Ended October 31, 2000

OVERVIEW

        For the annual period ended October 31, 2000, investment activities centered on restructuring the Fund in accordance with the broadened investment mandate approved by shareholders in November 1999. The new investment mandate sought to raise the yield of the Fund and correspondingly increase the monthly dividend paid to shareholders. Through the restructuring, the Fund was able to increase the monthly dividend rate in stages from $0.04 to $0.06, representing a 50% rate increase, and has been able to characterize substantially all of the dividends as return of capital thereby allowing shareholders to enjoy dividends free from current income tax. While the Fund has been able to increase its monthly dividend to shareholders, it has still maintained an investment-grade credit quality as well as an overall intermediate duration profile.

        Through the restructuring, the Investment Manager liquidated almost 90% of the Fund's assets during fiscal year 2000, including the bulk of the Australian and New Zealand dollar bond holdings. With the proceeds from the liquidation, the Fund invested in mortgage-backed securities, corporate bonds, high-yield securities, and emerging market debt. Financial leverage was introduced to the Fund to enhance yield (with associated funding costs subsequently locked in via an interest rate swap).

        Financial markets were generally mixed and volatile during the fiscal period. The time between November 1999 and mid-January 2000 was marked by sharply rising bond yields, surging equity markets, and rallies in commodity-related currencies (such as the Australian dollar). This environment was caused by continued strength in the pace of global economic activity, rising inflation indicators across most markets, and central banks which were increasingly wary regarding the sustainability of such growth without the introduction of inflation.

        From mid-January until April, the fundamentals of these markets did not change, but technical conditions in the U.S. marketplace changed radically and caused havoc in most financial markets. Rates on treasuries, especially longer-dated ones, rallied strongly because the Treasury announced intentions to use the government surplus to begin debt buybacks, especially in the long end. Subsequently, investors scurried to buy the "soon-to-be-extinct" treasury securities. Meanwhile, the Federal Reserve continued to raise the Fed Funds rate in an attempt to cool the U.S. economy to sustainable levels. This continued pressure on the short end caused the yield curve to "invert". The 10-year treasury yield, for example, fell 100bps from January until April. As treasuries performed well during this time, the non-treasury sectors lagged. The exception to this was the emerging market sector, which exceeded investors' expectations and proved to be the best performing sector during this period. Equity markets declined and remained bumpy during this period, especially in the technology-driven sectors that had performed so well in 1999.

        From April through October, the U.S. economy appeared to finally react to a year of Fed policy tightening, and began to show signs of moderated growth with few signs of inflation. The treasury curve began to assume a more "normal" shape and long-term yields slowly rose while short rates came down based on an expectation that the Fed will be on hold through year-end. The U.S. equity market continued to suffer. Punished most visibly were companies, spanning a variety of industries, that reported disappointing earnings and subsequently had their stock prices destroyed. Meanwhile the Euro continued its free-fall, touching a new historic low almost every month. In mid-October the Euro hit $0.82 before rebounding back to $0.86 by month-end. In an effort to bolster the beleaguered currency, the European Central Bank, Federal Reserve and Bank of Japan all collaborated to prop up the unsteady currency during the month of September, but this had little sustainable impact. The European Central Bank is in treacherous territory now, hoping to reach into its toolbox to improve the Euro situation. One option is to raise interest rates to attract investors with higher yields, but it's a tricky proposition during a time where growth in the region is already stalling.

        Restructuring the Fund's portfolio during the fiscal period proved to be fortunate timing and better served

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio Management Discussion -- Annual Period Ended October 31, 2000 the Fund's primary investment objective of income generation in two main ways. First, the Fund's yield was increased significantly. Second, the Fund's exposure to Australian dollar volatility was materially reduced. A summary comparison of primary Fund characteristics is given below (we assigned calendar year-end as an arbitrary 'before' and 'after' delineator for Fund restructuring).

                                      OCT-99          DEC-99          APR-00          OCT-00
Yield (to Maturity)                    6.9%           10.1%           10.7%           11.6%
Credit Quality                         AA+              A-             BBB             BBB-
Duration                            4.5 years       5.2 years       4.8 years       4.9 years
NAV                                   $7.68           $7.51           $7.28           $7.08
Stock Price                           $6.188          $5.813          $5.875          $6.688
Discount                              -19.4%          -22.6%          -19.3%          -5.5%
AUD/USD Exch. Rate                    0.6395          0.6569          0.5841          0.5185

OUTLOOK

Dresdner RCM believes that the Federal Reserve, while still in inflation-control mode, will likely remain on hold to allow for the past year's worth of tightening to run its course in slowing economic growth to a sustainable, non-inflationary pace.
        In the environment ahead, the Fund's portfolio strategy will continue to rely on four primary bond market sectors: U.S. mortgage-backed securities, U.S. high-yield securities, investment-grade corporate and agency bonds, and emerging market bonds. The structural liquidity and supply/demand pressures that caused most sector spreads to widen relative to comparable U.S. Treasury securities earlier in the year are still in evidence. But valuations have adjusted sharply and are attractive on an historical basis. Amongst investment-grade spread sectors, mortgage-backed securities continue to offer a viable, credit-'efficient' way of generating income for the Fund. With interest rates having risen, prepayment risk is presently very low. Though a poor performer over the last month, emerging market bonds have performed extremely well during the year, diversifying Fund risk by generally being beneficiaries of a strong economic growth environment (typically a negative influence for bonds as an asset class). Though in the short run there are liquidity and country-specific considerations, emerging markets continue to enjoy a positive long-term fundamental outlook, reasonably attractive valuations and still offer the highest yields of any U.S. spread sector. Portfolio investments in emerging market debt remain well-diversified.

        High-yield bonds have struggled since the beginning of the calendar year. Unfavorable supply/demand dynamics (primarily regarding mutual fund outflows) and a modest uptick in default rates have exerted pressure upon this sector. Valuations have become commensurately more attractive in response. Historically, high-yield bonds have been perhaps the pre-eminent fixed income asset class in terms of risk/reward. We believe a structural holding in this sector is warranted for both of these reasons. The Fund's high-yield holdings are highly diversified and have not experienced any defaults to date.

        While the outlook for Australian bonds is sanguine, current dynamics pressuring the Australian currency are expected to persist in the near-term. Again, since

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio Management Discussion -- Annual Period Ended October 31, 2000 restructuring, the Fund's income and NAV are far less exposed to currency fluctuations. The positions that remained in the Fund at fiscal year end did so for two main reasons: first, the book yield on these specific securities was very high, helping the Fund maintain its primary objective of generating high income; second, there were potential tax benefits for the Fund if these investments were not disposed of until the current fiscal year. Already-realized currency losses associated with the restructuring could be offset against taxable income for fiscal year 2000 and therefore substantially all dividends through year-end will be classified as return of capital and therefore free from current income tax. We disposed of the remainder of the Australian-related assets in November 2000 and resulting currency losses are expected to continue to shelter a substantial portion of the Fund's dividends from current income taxes for the current fiscal year.

        Finally, financial leverage represents an integral part of the income and duration management of the Fund. Transactions that are financed allow the Fund to garner additional income by earning the spread between the yield of the underlying security and the level of short-term interest rates. It also increases duration and adds sensitivity to rising short-term rates (which represents the cost of financing leveraged positions). Dresdner RCM has engaged in both mortgage dollar rolls to produce leverage and has entered into an interest rate swap agreement to manage financing costs. In consideration of regulatory requirements concerning the use of leverage, the Fund has segregated a commensurate offsetting amount in high-quality, liquid assets.

Dresdner RCM Global Strategic Income Fund, Inc.
Performance from Inception through October 31, 2000 (Unaudited)

        From its inception until October 31, 1999, the Fund operated under a mandate of investing primarily in high quality Australian debt securities. At the Fund's 1999 Annual Stockholders' Meeting, stockholders approved a broadening of the Fund's investment mandate to permit investment in countries and investment sectors where meeting the Fund's primary investment objective of high current income was considered to be the most attractive. For most of the year ended October 31, 2000, the Fund has been operating under its new global investment mandate. The implementation of the Fund's new mandate began in early December 1999 and was substantially completed by year-end. The performance of the Fund will be measured, from November 1, 1999 forward, against the Lehman Brothers U.S. Universal Index, an index that represents the sectors in which the Fund is now authorized to invest under its new mandate.

        The chart below demonstrates, for the period from inception through October 31, 1999, the total return performance of the Fund versus the relevant performance indices under its old investment mandate. For the period from November 1, 1999 through October 31, 2000, the chart reflects the Fund's total return performance versus the Lehman Brothers U.S. Universal Index. For the year ended October 31, 2000, the Fund achieved an annualized return on market value of 21.69% as compared to the Lehman Brothers U.S. Universal index's return of 7.27%. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the Fund achieved an annualized return of 2.05% for the period.

ANNUALIZED PERFORMANCE

                                                                                                10           SINCE
                                                  1 YEAR          3 YEARS       5 YEARS        YEARS        INCEPTION*
Fund Market Value (1)                                  21.69%           2.98%      3.57%         8.38%          8.90%
Fund Net Asset Value (2)                                2.05%          -1.07%      2.31%         6.60%          9.41%
Salomon Brothers U.S. Gov't Bond Index (3)              8.42%           5.96%      6.26%         7.90%          7.67%
Salomon Brothers Australian Gov't Bond
  Index (3)                                           -11.98%          -4.77%      0.97%         6.48%         10.11%
Lehman Brothers U.S. Universal Index (4)                7.27%            N/A        N/A           N/A            N/A

*   Fund commenced operations November 28, 1986.
(1) Based on market value per share and assumes reinvestment of all distributions at reinvestment plan prices.
(2) Based on net asset value per share and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.
(3) The Salomon Brothers U.S. and Australian Government Indices are US$ based unmanaged indices.
(4) The Lehman Brothers U.S. Universal Index, like the Lehman Brothers Aggregate index, is modular and combines the core Lehman Aggregate Index with the following cap-weighted sub-sectors: High Yield, Emerging Market, Rule 144A, and Eurobond Dollar. The Index is broadly diversified by sector, but is concentrated in AAA-rated and government quality issues.

Please remember that past performance may not be indicative of future results.

Dresdner RCM Global Strategic Income Fund, Inc.
Performance from Inception through October 31, 2000 (Unaudited)

        The graph below reflects the change in value of an initial $10,000 investment in the Fund from its inception date through October 31, 2000 assuming reinvestment of all distributions.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (11/28/86 - 10/31/99)

       MARKET VALUE  N.A.V.
11/86       $10,000  $10,000
10/87        $9,165  $11,102
10/88       $14,679  $15,899
10/89       $15,010  $15,993
10/90       $14,664  $18,470
10/91       $20,969  $23,178
10/92       $21,388  $22,775
10/93       $23,363  $25,656
10/94       $23,776  $26,482
10/95       $27,518  $31,231
10/96       $30,144  $36,508
10/97       $30,029  $36,162
10/98       $26,276  $34,552
10/99       $26,943  $34,304
10/00       $32,786  $35,005

Dresdner RCM Global Strategic Income Fund, Inc.
Invesment Income Summary (Unaudited)

                                                                   FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                                                   OCTOBER 31, 2000           OCTOBER 31, 1999
                                                                -----------------------    -----------------------
                                                                   %             $            %             $
                                                                --------    -----------    --------    -----------
AUSTRALIA/NEW ZEALAND                                             16.1%     $1,377,189      100.0%     $6,588,565
                                                                 -----      ----------      -----      ----------
    Total Australia/New Zealand                                   16.1%      1,377,189      100.0%      6,588,565
                                                                 -----      ----------      -----      ----------
UNITED STATES
  High Yield                                                      19.9%      1,697,482         --              --
  Government/Mortgage Backed                                      13.9%      1,192,262         --              --
  Corporate Bonds                                                  4.4%        378,648         --              --
  Fee Income On Dollar Rolls                                       4.1%        345,793
  Cash & Other                                                     1.3%        112,182         --              --
                                                                 -----      ----------      -----      ----------
    Total United States                                           43.6%      3,726,367         --              --
                                                                 -----      ----------      -----      ----------
EMERGING MARKETS
  Brazil                                                           9.2%        790,478         --              --
  Russia                                                           8.5%        726,023         --              --
  Mexico                                                           4.9%        416,894         --              --
  Venezuela                                                        4.5%        383,712         --              --
  Argentina                                                        4.3%        372,780         --              --
  Bulgaria                                                         1.9%        164,233         --              --
  Philippines                                                      1.8%        152,789         --              --
  Korea                                                            1.6%        139,219         --              --
  Turkey                                                           1.6%        138,286         --              --
  Indonesia                                                        0.7%         58,129         --              --
  Trindad & Tobago                                                 0.4%         32,656         --              --
  Panama                                                           0.3%         25,354         --              --
  India                                                            0.2%         16,909         --              --
  Peru                                                             0.2%         14,606         --              --
  Israel                                                           0.1%          9,279         --              --
  Colombia                                                         0.1%          8,087         --              --
                                                                 -----      ----------      -----      ----------
    Total Emerging Markets                                        40.3%      3,449,434         --              --
                                                                 -----      ----------      -----      ----------
    Total Fund's Investment Income                                 100%     $8,552,990        100%     $6,588,565
                                                                 =====      ==========      =====      ==========

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
 October 31, 2000

FACE                                                                              % OF
AMOUNT        COUNTRY(1)             ISSUER               RATE      MATURITY   NET ASSETS    MARKET VALUE
----------------------------------------------------------------------------------------------------------
DEBT INVESTMENTS
                           AUSTRALIA GOVERNMENT BONDS                               8.4%
  3,300,000       AU       Export Finance & Insurance
                            Corp.*+                        9.00%    03/26/03                 $  1,791,419
  5,580,000       AU       Queensland Treasury Corp.*+     6.50%    06/14/05                    2,897,311
  4,000,000       AU       Victoria Public Finance
                            Authority *+                  12.50%    10/15/03                    2,410,355
                                                                                             ------------
                                                                                                7,099,085
                                                                                             ------------
                           CORPORATE BONDS                                          3.0%
  1,500,000       MY       Malaysia                        8.75%    06/01/09                    1,566,510
  1,000,000       US       Waste Management Inc.           6.88%    05/15/09                      910,911
                                                                                             ------------
                                                                                                2,477,421
                                                                                             ------------
                           EMERGING MARKETS BONDS
  7,116,000       AR       Republic of Argentina          11.75%    04/07/09                    6,226,500
    957,600       AR       Republic of Argentina
                            Series FRB (2)                 7.63%    03/31/05                      838,481
    452,000       BG       Bulgaria FLIRB (2)              7.75%    07/28/11                      338,407
  2,427,000       BG       Bulgaria FLIRB,
                            Series A (2)                   3.00%    07/28/12                    1,746,426
  1,410,000       BR       CIA Petrolifera Marlim,
                            144A                          12.25%    09/26/08                    1,358,535
  4,425,000       BR       Federal Republic of Brazil
                            DCB (2)                        7.69%    04/15/12                    3,319,887
  4,051,339       BR       Federal Republic of Brazil,
                            C Bond (2)                     8.00%    04/15/14                    3,047,340
    450,000       BR       Federal Republic of Brazil,
                            Floating Rate Bond, Par Z      6.00%    04/15/24                      297,296
  1,048,000       CI       APP China Group Ltd.           14.00%    03/15/10                      442,885
    463,000       IL       Partner Communications         13.00%    08/15/10                      380,818
    470,000       IN       Indah Kiat Finance
                            Mauritius Ltd.                10.00%    07/01/07                      193,875
  1,210,000       KR       Hanvit Bank, 144A              12.75%    03/01/10                    1,182,775
    256,000       KR       Korea Exchange Bank,
                            144A (2)                      13.75%    06/30/10                      247,287
    530,000       MX       Grupo Elektra, 144A            12.00%    04/01/08                      484,950
    485,000       MX       Grupo Iusacell SA de CV        14.25%    12/01/06                      489,850
  2,500,000       MX       Mexican United States          11.50%    05/15/26                    2,952,500
  1,230,000       MX       Mexican United States          10.38%    02/17/09                    1,309,950
    455,000       MX       Mexican United States           9.88%    02/01/10                      474,338
    575,000       MX       Nuevo Grupo Iusacell SA de
                            CV, 144A                      14.25%    12/01/06                      580,750
    555,000       PH       Globe Telecom, 144A            13.00%    08/01/09                      557,775
    697,778       PH       Republic of Philippines
                            FLIRB, Series B (2)            7.94%    06/01/08                      675,198

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
 October 31, 2000

FACE                                                                              % OF
AMOUNT        COUNTRY(1)             ISSUER               RATE      MATURITY   NET ASSETS    MARKET VALUE
----------------------------------------------------------------------------------------------------------
DEBT INVESTMENTS (CONTINUED)
  4,430,000       RU       Russia Federation, 144A        10.00%    06/26/07                 $  3,316,963
    650,000       RU       Russia Federation, 144A        12.75%    06/24/28                      550,063
  4,290,000       RU       Russia Federation,
                            Series REGS                   11.00%    07/24/18                    3,146,981
  2,678,553       VE       Republic of Venezuela DCB,
                            Series DL (2)                  7.88%    12/18/07                    2,254,506
  1,392,842       VE       Republic of Venezuela
                            FLIRB, Series A (2)            7.63%    03/31/07                    1,144,905
                                                                                             ------------
                                                                                               37,559,241
                                                                                             ------------
                           HIGH YIELD BONDS                                        26.8%
    325,000       BM       Flag Limited                    8.25%    01/30/08                      273,000
    150,000       BM       Flag Telecom Holding Ltd.      11.63%    03/30/10                      126,750
    100,000       BM       Global Crossing Holding
                            Ltd.                           9.13%    11/15/06                       95,875
    150,000       BM       Global Crossing Holding
                            Ltd. 144A                      9.13%    11/15/06                      147,375
    500,000       CA       Gulf Canada Resources Ltd.      8.35%    08/01/06                      511,250
    475,000       CA       IMAX Corp.                      7.88%    12/01/05                      268,375
    600,000       US       Adelphia Communications         9.38%    11/15/09                      516,000
    500,000       US       AES Corp.                       9.50%    06/01/09                      511,250
    300,000       US       AK Steel Corp.                  7.88%    02/15/09                      273,000
    425,000       US       Allied Waste Series B           7.63%    01/01/06                      380,375
    650,000       US       American Standard Inc.          7.38%    02/01/08                      607,750
    500,000       US       Avis Group Holdings Inc.       11.00%    05/01/09                      535,000
    750,000       US       Azurix Corp., 144A             10.38%    02/15/07                      693,750
    100,000       US       Buckeye Technologies Inc.       8.00%    10/15/10                       94,000
    400,000       US       Building Materials Corp.,
                            Series B                       8.00%    10/15/07                      122,000
    750,000       US       Calpine Corp.                   7.75%    04/15/09                      706,201
    400,000       US       Canandaigua Brands,
                            Series C                       8.75%    12/15/03                      398,000
    450,000       US       Charter Communications
                            Holdings LLC                   8.25%    04/01/07                      408,375
    400,000       US       Circus Circus/Mandalay
                            Resort Group                   9.25%    12/01/05                      397,000
    500,000       US       CMS Energy Corp.                7.50%    01/15/09                      436,445
    400,000       US       Cogentrix Energy Inc.           8.75%    10/15/08                      403,499
    250,000       US       Dade International Inc.,
                            Series B                      11.13%    05/01/06                       25,000
    550,000       US       Echostar DBS Corp.              9.38%    02/01/09                      543,125
  1,045,000       US       Finova Capital Corp.            7.25%    05/01/02                      669,218
    500,000       US       Fisher Scientific
                            International                  7.13%    12/15/05                      443,587
    250,000       US       Flextronics 144A                9.88%    07/01/10                      253,750
    350,000       US       Foodmaker Inc.                  8.38%    04/15/08                      323,750
    400,000       US       Fox Family Worldwide Inc.       9.25%    11/01/07                      381,000
    500,000       US       Fox/Liberty Networks LLC        0.01%    08/15/07                      422,500
    250,000       US       HCA -- The Healthcare Co.       6.91%    06/15/05                      235,808
    350,000       US       Healthsouth Corp., 144A        10.75%    10/01/08                      352,878

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
 October 31, 2000

FACE                                                                              % OF
AMOUNT        COUNTRY(1)             ISSUER               RATE      MATURITY   NET ASSETS    MARKET VALUE
----------------------------------------------------------------------------------------------------------
DEBT INVESTMENTS (CONTINUED)
    750,000       US       HMH Properties, Series B        7.88%    08/01/08                 $    693,750
    250,000       US       Intermedia Communication,
                            Series B                       8.50%    01/15/08                      236,250
    500,000       US       International Game
                            Technology                     7.88%    05/15/04                      490,000
    200,000       US       Lear Corp., 144A                7.96%    05/15/05                      186,384
    500,000       US       Level 3 Communications Inc.     9.13%    05/01/08                      406,250
    250,000       US       Levi Strauss & Co.              7.00%    11/01/06                      183,750
    200,000       US       Lyondell Chemical Co.,
                            Series A                       9.63%    05/01/07                      194,500
    250,000       US       Mediacom LLC / Capital,
                            Series B                       8.50%    04/15/08                      231,875
    500,000       US       Metromedia Fiber Network,
                            Series B                      10.00%    11/15/08                      445,000
    500,000       US       MGM Grand Inc.                  9.75%    06/01/07                      521,250
    450,000       US       Michaels Stores Inc.           10.88%    06/15/06                      443,250
    400,000       US       Navistar International          8.00%    02/01/08                      368,000
    250,000       US       Nextel Communications Corp.     9.38%    11/15/09                      241,875
    425,000       US       Nextel Communications
                            Corp., 144A                    9.38%    11/15/09                      420,219
    200,000       US       Nortek Inc. Series B            9.13%    09/01/07                      180,000
    475,000       US       Nuevo Energy Co., 144A          9.50%    06/01/08                      472,625
     25,000       US       Nuevo Energy Co., Series B      9.50%    06/01/08                       25,094
    400,000       US       Owens Illinois Inc.             7.35%    05/15/08                      274,000
    750,000       US       Pioneer Natural Resource        9.63%    04/01/10                      789,317
    100,000       US       Primedia Inc., Series B         8.50%    02/01/06                       96,000
    450,000       US       Psinet Inc.                    10.50%    12/01/06                      217,125
    250,000       US       RBF Finance Co.                11.00%    03/15/06                      285,625
    400,000       US       RCN Corp.                      10.13%    01/15/10                      274,000
    250,000       US       Sbarro Inc., 144A              11.00%    09/15/09                      259,375
    400,000       US       Scotts Co., 144A                8.63%    01/15/09                      382,000
    250,000       US       Sinclair Broadcast Group        8.75%    12/15/07                      218,750
    500,000       US       Stater Brothers Holdings       10.75%    08/15/06                      402,500
    400,000       US       Station Casinos                 8.88%    12/01/08                      386,000
    500,000       US       Tenet Healthcare Corp.,
                            Series B                       8.13%    12/01/08                      484,375
    200,000       US       Trico Marine Services,
                            Series G                       8.50%    08/01/05                      194,000
    350,000       US       United Rentals Inc.,
                            Series B                       8.80%    08/15/08                      281,750
    250,000       US       Voicestream Wireless Co.,
                            144A                          10.38%    11/15/09                      268,750
    250,000       US       Westpoint Stevens Inc.          7.88%    06/15/08                      170,000
    500,000       US       Williams Communication
                            Group Inc.                    10.70%    10/01/07                      431,250
                                                                                             ------------
                                                                                               22,710,775
                                                                                             ------------

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
 October 31, 2000

FACE                                                                              % OF
AMOUNT        COUNTRY(1)             ISSUER               RATE      MATURITY   NET ASSETS    MARKET VALUE
----------------------------------------------------------------------------------------------------------
DEBT INVESTMENTS (CONTINUED)
                           MORTGAGE BACKED SECURITIES                              67.8%
  4,500,000       US       FNMA *                          7.25%    05/15/30                 $  4,771,166
  9,800,000       US       FNMA TBA                        7.50%    08/01/28                    9,790,813
 35,500,000       US       FNMA TBA                        8.00%    04/06/28                   35,954,844
  1,221,180       US       FNMA Pool # 512726 *            7.50%    09/01/29                    1,220,492
    393,383       US       FNMA Pool # 517089 *            7.50%    10/01/29                      393,161
    570,085       US       FNMA Pool # 517782 *            7.50%    11/01/29                      569,764
  4,689,940       US       FNMA Pool # 520655 *            7.50%    11/01/29                    4,687,301
                                                                                             ------------
                                                                                               57,387,541
                                                                                             ------------
SHARES                     WARRANT                                  EXPIRE          0.0%
      1,048       US       APP China Group Ltd. (3)                 03/15/05                           --
                                                                                             ------------
TOTAL PORTFOLIO OF INVESTMENTS (Cost $132,942,242)                                150.4%      127,234,063
                                                                                             ------------
                           OTHER ASSETS LESS LIABILITIES                         (50.4)%     (42,643,039)
                                                                                             ------------
                           NET ASSETS                                             100.0%     $ 84,591,024
                                                                                             ============

Glossary of Terms:
        144A -- Security is purchased pursuant to Rule 144A of the Securities
                Act of 1933 and may be resold only to qualified institutional buyers. At October 31, 2000 these securities amounted to $11,716,204 or 13.85% of net assets.
        FNMA -- Federal National Mortgage Association
        TBA -- Settlement of mortgage backed securities is on a delayed delivery basis with the final maturity to be announced (TBA) in the future. At October 31, 2000, the value of the Fund's forward commitment purchases was $45,745,657.
        FRB -- Floating Rate Bond
        DCB -- Debt Conversion Bond
        FLIRB -- Front Loaded Interest Reduction Bond

(1) Country Code Legend:
          AR --         Argentina
          AU --         Australia
          BG --         Bulgaria
          BM --         Bermuda
          BR --         Brazil
          CA --         Canada
          CI --         China
          IL --         Israel
          IN --         Indonesia

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
 October 31, 2000

(1)  Country Code Legend: (Continued)
          KR --         Korea
          MX --         Mexico
          MY --         Malaysia
          PH --         Philippines
          RU --         Russia
          US --         United States
          VE --         Venezuela

(2) Variable rate or step-up security. Interest rate shown is the current rate.

(3) Non-income producing.

* All or a portion of these securities have been segregated to cover the Fund's leverage transactions.

+  Face amount is denominated in Australian dollars.

The Fund's investments in securities at October 31, 2000 categorized by country:

                                                                      % OF NET ASSETS
                                                            -----------------------------------
                                                COUNTRY                 SHORT-TERM
COUNTRY                                           CODE        DEBT       AND OTHER      TOTAL
-------                                         --------    --------    -----------    --------
Argentina                                          AR          8.4%                       8.4%
Australia                                          AU          8.4%                       8.4%
Bulgaria                                           BG          2.5%                       2.5%
Bermuda                                            BM          0.8%                       0.8%
Brazil                                             BR          9.5%                       9.5%
Canada                                             CA          0.9%                       0.9%
China                                              CI          0.5%                       0.5%
Israel                                             IL          0.5%                       0.5%
Indonesia                                          IN          0.2%                       0.2%
Korea                                              KR          1.7%                       1.7%
Mexico                                             MX          7.4%                       7.4%
Malaysia                                           MY          1.9%                       1.9%
Philippines                                        PH          1.4%                       1.4%
Russia                                             RU          8.3%                       8.3%
United States                                      US         94.0%       (50.4)%        43.6%
Venezuela                                          VE          4.0%                       4.0%
                                                             -----        -----         -----
TOTAL                                                        150.4%       (50.4)%       100.0%
                                                             =====        =====         =====

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
 October 31, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

As of October 31, 2000, the Fund had the following outstanding swap agreement denominated in U.S. dollars (Note 1):

              COUNTER-
                PARTY                                                    SWAP
NOTIONAL       CREDIT                                    TERMINATION   MATURITY     RATE        RATE      UNREALIZED
AMOUNT         RATING                ISSUER                 DATE         DATE     RECEIVED      PAID     DEPRECIATION
---------------------------------------------------------------------------------------------------------------------
$15,000,000       A            Treasury Index (a)          2/15/01     2/15/01      6.47%       6.64%    $(1,080,240)

(a) Total return swap with J.P. Morgan Securities Inc. The Fund pays fixed interest rates quarterly and receives a floating rate quarterly, based upon USD LIBOR less a 35 basis point spread. At termination, the Fund will receive, in the case of a negative total return, or pay, in the case of a positive total return, the total return of the J.P. Morgan Government Bond Index, U.S. Treasury 10+ Index adjusted for interest received or paid.

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Statement of Assets and Liabilities

                                                                OCTOBER 31, 2000
                                                                -----------------
ASSETS
  INVESTMENTS, AT VALUE (COST $132,942,242)                       $127,234,063
  Cash and cash equivalents                                          1,955,564
  Foreign currency (cost $369,139)                                     334,277
  Receivable for securities sold                                     8,326,855
  Receivable for delayed delivery investments sold                  71,954,063
  Interest receivable                                                2,072,274
  Prepaid expenses                                                       7,113
  Other assets                                                          10,344
                                                                  ------------
    Total Assets                                                   211,894,553
                                                                  ------------
LIABILITIES
  Payables:
    Investments purchased (Note 1)                                   8,468,118
    Delayed delivery investments purchased                         117,519,559
    Dividends payable (Note 1)                                              --
    Interest rate swap contract (Note 1)                             1,080,240
    Interest rate swap expense                                           4,157
ACCRUED EXPENSES:
    Investment advisory fees (Note 2)                                   49,952
    Directors' fees and expenses                                         2,799
  Other accrued expenses                                               163,763
  Deferred fee income on dollar rolls (Note 1)                          14,941
                                                                  ------------
    Total Liabilities                                              127,303,529
                                                                  ------------
NET ASSETS                                                        $ 84,591,024
                                                                  ============

NET ASSETS:
  Net Assets were comprised of:
    Common stock, at $0.001 par                                   $     11,955
    Paid-in capital (Note 4)                                        91,708,319
                                                                  ------------
                                                                    91,720,274
  Accumulated distribution in excess of net investment
   income                                                             (288,426)
  Accumulated net realized gain (loss) on investment and
   foreign currency transactions                                        (4,110)
  Net unrealized appreciation (depreciation) on investments,
   foreign currencies and interest rate swap                        (6,836,714)
                                                                  ------------
  NET ASSETS                                                      $ 84,591,024
                                                                  ============
  Shares of common stock issued and outstanding                     11,954,566
                                                                  ------------
  Net asset value per share                                       $       7.08
                                                                  ============

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Statement of Operations

                                                                   FISCAL YEAR ENDED
                                                                   OCTOBER 31, 2000
                                                                   -----------------
NET INVESTMENT INCOME
  Investment Income:
    Interest and discount earned (net of foreign withholding
     taxes of $60,536)                                                $ 8,207,197
    Fee income on dollar rolls (Note 1)                                   345,793
                                                                      -----------
      Total investment income                                           8,552,990
                                                                      -----------
    Expenses:
      Investment advisory fees (Note 2)                                   620,689
      Custodian fees                                                      196,480
      Directors' fees and expenses                                        149,369
      Legal fees                                                           74,142
      Audit and tax services                                               60,900
      Shareholder reports                                                  35,177
      Transfer agent fees                                                  34,320
      Stock exchange listing fee                                           24,248
      Postage                                                              48,952
      Subscriptions                                                         9,337
      Insurance                                                             7,631
      Miscellaneous                                                        22,195
                                                                      -----------
        Total operating expenses                                        1,283,440
                                                                      -----------
          Net Investment Income                                         7,269,550
                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gain (loss) on:
    Investment transactions                                               328,601
    Foreign currency transactions                                      (4,819,361)
                                                                      -----------
      Total net realized gain (loss)                                   (4,490,760)
                                                                      -----------
  Change in unrealized appreciation (depreciation) on:
    Investments                                                           141,249
    Foreign currency translations and interest rate swap               (1,086,596)
                                                                      -----------
      Total net change in unrealized appreciation
       (depreciation)                                                    (945,347)
                                                                      -----------
        Net realized and unrealized gain (loss) on
         investments and foreign currencies                            (5,436,107)
                                                                      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                           $ 1,833,443
                                                                      ===========

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Statement of Changes in Net Assets

                                                                       FISCAL YEAR ENDED
                                                                          OCTOBER 31,
                                                                -------------------------------
                                                                    2000               1999
                                                                ------------       ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income                                         $  7,269,550       $ 5,255,712
  Net realized gain (loss) on investments and foreign
   currency transactions                                          (4,490,760)       (1,092,599)
  Change in unrealized appreciation (depreciation) on
   investments, foreign currency translations, and interest
   rate swaps                                                       (945,347)       (4,823,615)
                                                                ------------       -----------
  Net increase (decrease) in net assets resulting from
   operations                                                      1,833,443          (660,502)
                                                                ------------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                              --        (5,080,691)
  From net realized gain on investments and foreign currency
   transactions                                                   (1,739,111)       (2,522,413)
  From return of capital                                          (7,286,587)               --
                                                                ------------       -----------
  Net decrease in net assets resulting from distributions to
   shareholders                                                   (9,025,698)       (7,603,104)
                                                                ------------       -----------
    Total decrease in net assets                                  (7,192,255)       (8,263,606)
NET ASSETS
  Beginning of period                                             91,783,279       100,046,885
                                                                ------------       -----------
  End of period*                                                $ 84,591,024       $91,783,279
                                                                ============       ===========
--------------------------------
* Includes distributions in excess of net investment income.    $   (288,426)      $  (826,136)
                                                                ============       ===========

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Statement of Cash Flows

                                                                     FISCAL
                                                                   YEAR ENDED
                                                                OCTOBER 31, 2000
                                                                -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Investment income received                                      $  8,496,076
  Operating expenses paid                                           (1,475,024)
  Purchase of investments*                                        (598,441,751)
  Proceeds from dispostion of investments*                         598,205,506
                                                                  ------------
  Net cash provided by operating activities                          6,784,807
                                                                  ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from dollar roll transactions                           360,734
  Dividends paid from net investment income                           (239,092)
  Dividends paid from net realized gain on investments and
   foreign currency transactions                                    (1,978,202)
  Dividends paid from return of capital                             (7,286,587)
                                                                  ------------
  Net cash used in financing activities                             (9,143,147)
                                                                  ------------
  Net decrease in cash                                              (2,358,340)
  Cash and equivalents at beginning of year                          4,648,181
                                                                  ------------
  Cash and equivalents at end of year                             $  2,289,841
                                                                  ============
RECONCILIATION OF RESULTS FROM OPERATIONS TO NET CASH
 PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations            $  1,833,443
  Increase in investments                                          (42,622,212)
  Net realized loss on investments                                   4,490,760
  Net unrealized depreciation on investments                          (141,249)
  Change in:
    Receivable for investments sold                                (80,280,918)
    Net unrealized depreciation on interest rate swap                1,080,240
    Interest receivable                                                288,879
    Payable for investments purchased                              122,329,089
    Accrued expenses                                                  (191,584)
    Other assets and liabilities                                        (1,641)
                                                                  ------------
  Net cash provided by operating activities                       $  6,784,807
                                                                  ============

--------------------------------

*                        Purchases and proceeds include investments traded on a
                         forward commitment basis that are not included in the Fund's portfolio turnover rate.

Dresdner RCM Global Strategic Income Fund, Inc.
Financial Highlights

                                                                  FISCAL YEARS ENDED OCTOBER 31,
                                                -------------------------------------------------------------------
                                                  2000          1999          1998           1997           1996
                                                --------      --------      ---------      ---------      ---------
PER SHARE DATA:(1)
  Net asset value at beginning of period        $  7.68       $  8.37       $   9.51       $  10.41       $  10.08
                                                -------       -------       --------       --------       --------
  Net investment income                            0.61          0.44           0.53           0.72           0.85
  Net realized and unrealized gain (loss) on
   investments and foreign currencies             (0.45)        (0.49)         (0.97)         (0.82)          0.79
                                                -------       -------       --------       --------       --------
  Total increase (decrease) from operations:       0.16         (0.05)         (0.44)         (0.10)          1.64
                                                -------       -------       --------       --------       --------
  Distribution to shareholders:
  From net investment income                         --         (0.43)         (0.54)         (0.78)         (0.89)
  From net realized gains on investment and
   foreign currency transactions                  (0.15)        (0.21)         (0.16)         (0.03)            --
  From return of capital                          (0.61)           --             --             --             --
                                                -------       -------       --------       --------       --------
      Total distributions to shareholders         (0.76)        (0.64)         (0.70)         (0.81)         (0.89)
                                                -------       -------       --------       --------       --------
  Decrease in net assets from capital stock
   transactions                                      --            --             --             --          (0.39)
                                                -------       -------       --------       --------       --------
  Offering expenses charged to capital               --            --             --           0.01          (0.03)
                                                -------       -------       --------       --------       --------
  Net increase (decrease) in net asset value      (0.60)        (0.69)         (1.14)         (0.90)          0.33
                                                -------       -------       --------       --------       --------
  NET ASSET VALUE AT END OF YEAR                $  7.08       $  7.68       $   8.37       $   9.51       $  10.41
                                                =======       =======       ========       ========       ========
  Per share market value at end of year         $ 6.688       $ 6.188       $  6.625       $  8.313       $  9.125
                                                =======       =======       ========       ========       ========
  TOTAL INVESTMENT RETURN (2)                     21.69%         2.56%        (12.50)%        (0.38)%         9.54%
                                                =======       =======       ========       ========       ========
  Net asset value return (3)                       2.05%        (0.72)%        (4.45)%        (0.95)%        16.90%
                                                =======       =======       ========       ========       ========
  Net assets at end of period (in 000's)        $84,591       $91,783       $100,047       $113,639       $124,501
                                                =======       =======       ========       ========       ========
  Number of shares outstanding at end of
   period (in 000's)                             11,955        11,955         11,955         11,955         11,955
                                                =======       =======       ========       ========       ========

RATIOS TO AVERAGE NET ASSETS:
  Operating expenses                               1.45%         1.36%          1.21%          1.14%          1.22%
                                                =======       =======       ========       ========       ========
  Net investment income                            8.20%         5.38%          6.25%          7.21%          8.22%
                                                =======       =======       ========       ========       ========
  Portfolio turnover (5)                         142.64%(4)     46.08%         37.05%         26.67%         16.00%
                                                =======       =======       ========       ========       ========

--------------------------------

(1)                      Calculated on average shares outstanding.
(2)                      Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices, assuming full subscription by shareholder.
(3)                      Based on net asset value per share, adjusted for
                         reinvestment of distributions at ex-dividend date net asset value, assuming full subscription by shareholder.
(4)                      Turnover rate higher than prior periods due to the change in investment mandate.
(5)                      Portfolio turnover does not include investments traded on a forward commitment basis.

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements
 October 31, 2000

        Dresdner RCM Global Strategic Income Fund, Inc. (formerly Kleinwort Benson Australian Income Fund, Inc.) (the "Fund") was incorporated in Maryland on August 12, 1986 and is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended. On October 29, 1999, the stockholders of the Fund approved a change in the Fund's investment mandate to eliminate the requirement that the Fund invest primarily in Australian debt securities and to permit the Fund to invest in a broad range of fixed-income investment sectors as well as derivatives on a global basis. In connection with the Fund's new investment mandate, the Fund now trades under its new name and ticker symbol DSF.

1. ACCOUNTING POLICIES

        The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. BASIS OF PRESENTATION:

        The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the U.S. dollar as both the functional and reporting currency. (For tax purposes the Fund uses U.S. dollars as the functional currency and the Fund held investments in a qualified business unit that used Australian dollars as the functional currency -- see TAXES.) The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

B. INVESTMENT VALUATION:

        Investment securities are stated at market value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

        Short-term securities, which mature in more than 60 days, are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

C. FOREIGN CURRENCY TRANSLATION:

        The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars ("US$") on the following basis:

         (i) market value of investment securities and other assets and liabilities -- at the current prevailing rate of exchange.

Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements
 October 31, 2000

1. ACCOUNTING POLICIES (CONTINUED)

         (ii) purchases and sales of investment securities and income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

        The investment securities of the Fund denominated in foreign currencies are presented at the foreign exchange rates and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period.

        The foreign currency transactions element of net realized gains or losses represents net foreign exchange gains or losses from the disposition of portfolio securities, foreign currencies, swaps, and forward currency contracts and net currency gains or losses realized between the trade and settlement dates on security transactions between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The foreign currency denominated assets and liabilities element of the change in unrealized appreciation or depreciation represents the change in the value of portfolio securities, foreign currencies, swaps, and other assets and liabilities arising as a result of changes in foreign exchange rates.

D. MARKET AND CURRENCY RISK:

        Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. The abilities of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a particular country.

E. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

        Investment security transactions are recorded on the trade date. Realized and unrealized gains and losses on investments and foreign currencies are calculated on the identified cost basis. Interest income is recorded on the accrual basis and interest receivable is reflected in the Statement of Assets and Liabilities net of accrued withholding taxes. Premiums and discounts on debt securities are amortized over the life of the security.

F. FORWARD CURRENCY CONTRACTS:

        The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward currency contracts are valued based on the current forward rate of exchange. Fluctuations in the value of such contracts are recorded as unrealized foreign exchange gain or loss. At October 31, 2000 there were no forward contracts outstanding.

Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements
 October 31, 2000

1. ACCOUNTING POLICIES (CONTINUED)

G. FORWARD COMMITMENTS:

        The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income earned for the period on these transactions was $345,793. At October 31, 2000, there were $45,745,657 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

H. INTEREST RATE SWAPS:

        The Fund enters into interest rate swaps for investment, hedging and risk management purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest-e.g., an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund records, as an increase or decrease to interest income, the net amount due or owed by the Fund on each periodic payment. The market valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

        At October 31, 2000, the Fund had entered into one swap with $15 million in notional amount to provide exposure to interest rates. The swap is U.S. dollar-denominated to provide interest rate exposure. The difference between rates received and paid by the Fund constitutes investment income, and is a component of interest income on the Statement of Operations of $679,611 for the year ended October 31, 2000. Net unrealized depreciation on the swap position was $1,080,240 at October 31, 2000.

I. LEVERAGE:

        Forward sale commitments, dollar rolls, interest rate swaps, reverse repurchase agreements and other transactions may involve leverage. Transactions that are financed by the Fund result in financial leverage that the Fund uses to manage income and duration exposures of the Fund. The use of leverage increases the overall duration risk of the Fund, and an increased sensitivity to rising short-term interest-rates. The Board of Directors has adopted an internal policy limiting the Fund's use of net leverage to no more than 50% of total assets less all liabilities and indebtedness other than bank or other borrowings. At
October 31, 2000 the Fund had total leverage of $46,825,861. In order to reduce leverage, the Fund segregated $18,740,969 in high credit quality, liquid investments against outstanding obligations, resulting in $28,084,892 net leverage.

Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements
 October 31, 2000

1. ACCOUNTING POLICIES (CONTINUED)

J. DIVIDENDS AND DISTRIBUTIONS:

        The Fund declares and pays dividends of net investment income on a monthly basis. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions are recorded on their ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment; temporary differences do not require a reclassification.

        The Fund accounts for and reports distributions to shareholders in accordance with the Statement of Position 93-2: "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the year ended October 31, 2000 was to decrease undistributed net investment income by $6,731,840 and increase undistributed capital gain by $4,885,541 and increase paid in capital by $1,846,299. The adjustments are primarily attributable to re-designation of foreign currency gains/losses for tax purposes. Net investment income, net realized gains and net assets of the Fund were not affected by these changes.

K. TAXES:

        For Federal income tax purposes, the Fund's transactions are accounted for using U.S. dollars as the functional currency and the Fund held investments in a qualified business unit that used Australian dollar ("A$") as the functional currency. During fiscal year 2000 repatriation of A$130,961,053 to US$82,944,642 resulted in currency losses used to offset investment income, which in turn made substantially all of fiscal year 2000 distributions return of capital for tax purposes.

        No provision has been made for U.S. income taxes because it is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute, within allowable time limits, all of its taxable income to shareholders. Australia imposes a withholding tax of 10% on most interest and discount earned. Eurobonds and New Zealand government bonds are generally not subject to withholding taxes.

2. AGREEMENTS

        Pursuant to an investment advisory agreement between the Fund and Dresdner RCM Global Investors ("Dresdner RCM") and a subadvisory agreement with Kleinwort Benson Investment Management Americas Inc. ("KBIMA"), the Fund pays investment advisory fees based on weekly average net assets of 0.70% annually for assets up to $100 million and 0.65% annually thereafter. The fees are computed weekly and paid monthly to Dresdner RCM. For services rendered pursuant to the subadvisory agreement with KBIMA, Dresdner RCM pays to KBIMA the percentage of Dresdner RCM's investment advisory fee equal to the percentage of the Fund's weekly net assets sub-advised by KBIMA. For the year ended October 31, 2000 the Fund paid total advisory fees of $620,689.

Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements
 October 31, 2000

3. PORTFOLIO TRANSACTIONS

        Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies, short-term securities, dollar rolls and forward commitments for the year ended October 31, 2000, aggregated $125,218,786 and $140,522,220, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, other than short-term securities, dollar rolls and forward commitments for the period ended October 31, 2000, aggregated $85,558,906 and $74,022,142, respectively. At October 31, 2000, the aggregate cost of investments for federal income tax purposes was $133,075,873. Gross unrealized appreciation and depreciation of investments aggregated $404,169 and ($6,245,979), respectively, resulting in net unrealized depreciation of ($5,841,810) at October 31, 2000.

4. CAPITAL STOCK

        There are 100 million shares of common stock ($0.001 par value) authorized and 11,954,566 such shares outstanding. There were no transactions in the Fund's capital stock for the year ended October 31, 2000.

5. SUBSEQUENT EVENT

        Subsequent to year-end, in accordance with the changes in the investment mandate, the Fund liquidated the remainder of its Australian portfolio securities as of November 8, 2000. The subadvisory agreement with Kleinwort Benson Investment Management Americas Inc. was discontinued effective
November 30, 2000.

Dresdner RCM Global Strategic Income Fund, Inc.
Report of Independent Accountants

To the Board of Directors and Shareholders of the Dresdner RCM Global Strategic Income Fund, Inc.

        In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dresdner RCM Global Strategic Income Fund, Inc. (the "Fund") at October 31, 2000, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

December 11, 2000

Dresdner RCM Global Strategic Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
 Foreign Tax Credits (Unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

        The Fund offers to shareholders a Dividend Reinvestment Plan, which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount from market price, on valuation date. The Plan also includes a Cash Purchase option, which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

        The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

        If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

FOREIGN TAX CREDITS

        The Fund will generally elect to treat all foreign taxes paid by it as having been paid proportionately by its shareholders. As a result, the Form 1099-DIV's issued to shareholders by the Fund will likely include an amount of foreign taxes paid by the Fund on the behalf of its shareholders. Shareholders can generally use the foreign tax amount to either claim a deduction or a tax credit on their U.S. Federal tax return.

        The Fund issues its 1099-DIV tax forms in January of each year. In February, the Fund will inform shareholders of the breakdown between foreign taxes, dividends and distributions paid for the preceding calendar year. Shareholders whose shares are held in "street name" should contact their broker for foreign tax credit reporting information.

Dresdner RCM Global Strategic Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
 Foreign Tax Credits (Unaudited)

        PLEASE NOTE THAT IF YOU REPORT FOR FEDERAL INCOME TAX PURPOSES ON A CALENDAR YEAR BASIS, AMOUNTS WHICH SHOULD BE INCLUDED IN YOUR 2000 RETURN SHOULD BE BASED ON FORM 1099 WHICH WILL BE PROVIDED TO YOU IN JANUARY 2001. THOSE
FORM 1099'S WILL BE BASED ON CALENDAR YEAR TAX INFORMATION WHICH WILL VARY FROM THAT REPORTED BELOW:

DISTRIBUTIONS TO SHAREHOLDERS:
    Return of Capital                                              $0.186
    Long-term Capital Gains                                         0.146
    Foreign Tax (Australia)                                         0.004
    Foreign Tax (Other)                                             0.001
                                                                   ------
    Total Distributions                                            $0.337
                                                                   ======
DISTRIBUTIONS BY SOURCE:
    Return of Capital, Foreign Source:
        Australia                                                  $0.111
        Other (Brazil, Israel, and Korea)                           0.080
                                                                   ------
        Total Foreign Source                                        0.191
                                                                   ======
    Total Return of Capital                                         0.191
    Long-term Capital Gains                                         0.146
                                                                   ------
    Total Distributions                                            $0.337
                                                                   ======

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 2000 Annual Stockholders' Meeting Results
 (Unaudited)

        The following matters were submitted to a vote of stockholders at the Fund's 2000 Annual Meeting of Stockholders held on October 26, 2000 as adjourned and reconvened on November 7, 2000.

To elect three Directors of the Fund, each to hold office for a term of three years and until his successor is duly elected and qualified.

        The following nominees were proposed by the Fund's Board of Directors:

        The Earl of Limerick
        The votes were cast:         For (3,267,624)                    Withheld
(349,500)                                          Non-votes (8,337,442)

        Leonard T. Hinde
        The votes were cast:         For (3,302,113)                    Withheld
(315,011)                                          Non-votes (8,337,442)

        G. William Miller
        The votes were cast:         For (3,327,485)                    Withheld
(289,639)                                          Non-votes (8,337,442)

        The following nominees were proposed by a Fund stockholder and included in an opposing proxy statement:

        Phillip Goldstein
        The votes were cast:         For (4,339,529)                    Withheld
(144,493)                                          Non-votes (7,470,544)

        Glenn Goodstein
        The votes were cast:         For (4,336,824)                    Withheld
(147,198)                                          Non-votes (7,470,544)

        Andrew Dakos
        The votes were cast:         For (4,338,547)                    Withheld
(145,475)                                          Non-votes (7,470,544)

To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending October 31, 2000.

        The votes were cast:   For (6,155,059)  Against (146,413)  Abstain
(1,800,148)  Non-votes (3,852,946)

To consider a stockholder proposal urging the Board of Directors to take the steps necessary to convert the Fund to an open-end Fund.

        The votes were cast:   For (5,302,802)  Against (2,615,991)  Abstain
(182,352)  Non-votes (3,853,421)